EXHIBIT 99.1

SolarMax Technology Receives Nasdaq Notice Regarding Delayed Form 10-Q Filing

RIVERSIDE, CA – August 21, 2026 (GLOBE NEWSWIRE) – SolarMax Technology, Inc. (Nasdaq SMXT) (“SolarMax” or the “Company”), an integrated solar energy company, today announced that it received a notice from The Nasdaq Stock Market (“Nasdaq”) on August 20, 2026, that the Company does not meet requirements for the continued listing of its common stock on Nasdaq pursuant to Listing Rule 5250(c)(1) because it has failed to file its Form 10-Q for the quarter ended June 30, 2026. Under the Nasdaq rules, the Company has 60 calendar days from August 20, 2026, which is October 19, 2026, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 days from the filing’s due date, which would be February 16, 2027.

About SolarMax Technology Inc.

SolarMax, based in California and founded in 2008, is a leader within the solar and renewable energy sector focused on making sustainable energy both accessible and affordable. SolarMax has established a strong presence in southern California and, commencing in the third quarter of 2025, expanded its United States operations to include services for industrial EPC projects. SolarMax is looking to generate growth with strategic initiatives that aim to scale commercial solar development services and provide EPC services for industrial projects and LED lighting solutions in the US while expanding its residential solar operations. For more information, visit www.solarmaxtech.com.

Any information contained on, or that can be accessed through, our website or any other website or any social media is not a part of this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including, but not limited to, the continued listing of the common stock on Nasdaq and those factors described in “Cautionary Note on Forward-Looking Statements” “Item 1A. Risk Factors,” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 6, 2026 and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2026, which was filed with the SEC on May 15, 2026.  SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Contact:

For more information, contact:

Stephen Brown, CFO

(951) 300-0711